UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2006

                              HARTMARX CORPORATION
               (Exact name of registrant as specified in charter)


             DELAWARE                 1-8501            36-3217140
    (State or other jurisdiction   (Commission        (IRS Employer
       of incorporation)           File Number)       Identification No.)

                             101 North Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip Code)

                                 (312) 372-6300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))



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Item 2.02   Results of Operation and Financial Condition

         On June 29, 2006, Hartmarx Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1


ITEM 9.01 Financial Statements and Exhibits.

         (c) Exhibits

         99.1     Press Release dated June 29, 2006

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HARTMARX CORPORATION


                                                 /s/ TARAS R. PROCZKO
                                                 ------------------------------
                                                 Taras R. Proczko
                                                 Senior Vice President
Dated: June 29, 2006

EXHIBIT LIST


         Exhibit Number    Description
         --------------    -----------

         99.1              Press Release dated June 29, 2006.